Developing Communities Since 1929 NYSE LEV November 13, 2006

Some of the statements contained or incorporated by reference herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act" ), that involve substantial risks and uncertainties. Some of the forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "may," "intend," "expect," "will," "should," "seeks" or other similar expressions. Forward-looking statements are based largely on management's expectations and involve inherent risks and uncertainties. In addition to the risks identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, you should refer to the other risks and uncertainties discussed throughout the Company's quarterly filings (Form 10-Q) for specific risks which could cause actual results to be significantly different from those expressed or implied by those forward-looking statements. When considering those forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements in this presentation. Some factors which may affect the accuracy of the forward-looking statements apply generally to the real estate industry, while other factors apply directly to us. Any number of important factors which could cause actual results to differ materially from those in the forward-looking statements include: The impact of economic, competitive and other factors affecting the Company and its operations; The market for real estate generally and in the areas where the Company has developments, including the impact of market conditions on the Company's margins; Delays in opening planned new communities and completing developments as currently anticipated; The need to offer additional incentives to buyers to generate sales; The effects of increases in interest rates; Cancellation of existing sales contracts and the ability to consummate sales contracts included in the Company's backlog; The Company's ability to realize the expected benefits of its expanded platform, technology investments, growth initiatives and strategic objectives; The Company's ability to timely close on land sales and to deliver homes from backlog, shorten delivery cycles and improve operational and construction efficiency; The realization of our cost savings associated with reductions of workforce and the ability to limit overhead and costs commensurate with sales; The actual costs of disposition of our Tennessee operations may exceed current estimates; Shortages and increased costs of construction materials and labor; The Company's success at managing the risks involved in the foregoing. Many of these factors are beyond our control. The Company cautions that the foregoing factors are not exclusive. FORWARD-LOOKING STATEMENTS

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $1,117 Million Shareholders' Equity $353 Million Market Capitalization $246 Million Book Value Per Share $17.82 Per Share Current Market Price $12.36 Per Share Note: Assets, Shareholders' Equity and Book Value Per Share as of 09/30/06 Market Capitalization and Current Market Price as of 11/03/06 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2000 - 2005 CAGR Revenue Up 40% Net Income Up 51% Diluted EPS Up 42%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2005 Revenue Up 1% Net Income Down 4% Diluted EPS Down 10%

2005 - 2006 STRATEGIC INITIATIVES Strengthen and diversify inventory Organizational redesign Customer care and quality Information Technology Levitt University Strengthen management team Performance management Office consolidation The "Levitt Way"

INVENTORY Strengthening and diversifying inventory *Actively selling communities exclude Tennessee **Projected based on scheduled openings and not reduced by potential sales between October and December *

INVENTORY Net Units Available (Excludes Tennessee) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Proj. Development Only 265 265 2016 2657 4144 3680 4918 4156 1757 3402 2235 2235 1505 Selling Only 390 364 206 341 402 1522 1423 2100 5108 4207 5129 4457 2318 Actively Selling & Actively Delivering 1264 822 564 426 545 417 239 183 268 1208 1148 1682 4551 1919 1451 2786 3424 5091 5619 6587 6443 7139 8825 8522 8381 8381

CURRENT MARKET PERSPECTIVE Homebuilding market, particularly in Florida, has slowed Excess supply, absence of investors, rising interest rates and buyer concerns, particularly over ability to remarket existing homes Cancellations increasing but deposits approximate 9% of backlog Atlanta and Myrtle Beach continue to meet expectations Florida Market will Return Population and Job Growth at >2X National Average State with largest net in-migration - 1,000 people per day

RECENT ACTIONS TAKEN Evaluating alternatives for Tennessee operations Low margins in Memphis market High start-up costs in Nashville Limited near term growth potential $6M write-down in Q2 2006 for goodwill and impairment Reduction in Force Eliminated 73 positions - 9% of total workforce Annual savings estimated at $4.2 million Reduced land acquisition activity None in Q2 2006 $600K in Q3 2006

MITIGATING EXPOSURE Evaluate properties but limit deposits and look to extended option dates - Total exposure is $1.4M in deposits with no specific performance contracts Walk away from properties that do not meet strategic needs - $1.1M in deposits and due diligence costs written off in 2006 YTD Slow pace of land development to match current absorption rates Minimize spec inventory - only 39 completed units with an additional 99 under construction (of which Tennessee accounts for 13 and 18, respectively) Increase emphasis on brokers and marketing initiatives to drive traffic and improve conversion rates

MITIGATING EXPOSURE Maintain Focus on Active Adult Segment Fastest growing customer segment as baby boomers age Exploring design alternatives to diversify product offerings Expand geographically to new markets 3 communities in Atlanta 1 community in South Carolina Approximately 67% of net units available for sale target active adults

PREPARING FOR THE FUTURE Improving infrastructure, systems & processes Stronger and more diversified inventory position as a result of opening new communities and expansion into regions outside the state of Florida Continued investments in infrastructure necessary to fund projects launched in 2005 and to realize future growth goals

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 144.25 209.4 285.5 554.5 561.9 437.337 390.102 CONSOLIDATED REVENUE (Dollars in Millions) Compound Growth 40% (11%)

NET INCOME (Dollars in Millions) 2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 7.52 19.51 26.8 57.4 54.9 46.578 1.575 Compound Growth 64% (97%)

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A Leader in Active Adult Communities

HOMEBUILDING DIVISION Homes & Communities

FLORIDA # 1 State for Homebuilding *December FY 2005 Single Family Housing Units Source: Population Division, U.S. Census Bureau 4 1 14 10 Florida 208,000 Homes* Estimated 350,000 people migrated to Florida from July 2004 - July 2005 Source: Population Division, U.S. Census Bureau

Currently selling and / or developing 20 communities Myrtle Beach Jacksonville Orlando St. Lucie Fort Myers Sarasota Atlanta LEVITT MARKETS Driving Growth in the Southeast Tampa

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 146.87 204.73 513.44 427.9 547 381.88 354.75 NEW ORDERS (VALUE) (Dollars in Millions) Units 694 980 2,240 (7%) Compound Growth 39% 1,679 1,767 1,277 1,034

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 211.627 208.908 229.212 254.863 309.59 299.045 343.085 AVERAGE SELLING PRICES New Orders (Dollars in Thousands) 15%

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 125.04 167.53 458.77 448.64 557.3 494.836 554.589 BACKLOG OF SIGNED CONTRACTS (Dollars in Millions) Units 584 824 2,053 Compound Growth 45% 1,814 1,792 12% 1,592 1,703

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 597 740 1011 2126 1789 1388 1234 DELIVERIES (Housing Units) $195,000 $219,000 $220,000 Average Sales Price of Homes Delivered Compound Growth 32% $222,000 $245,000 (11%) $242,000 $290,000

TOTAL HOME SALE REVENUES (Dollars in Millions) 2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 117.7 162.4 222.3 472.3 438.4 335.756 357.486 Compound Growth 39% 6%

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 0.188 0.191 0.221 0.214 0.208 0.21 0.194 HOME SALES GROSS MARGIN

TENNESSEE 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 51.481 98.838 82.057 47.376 NEW ORDERS (VALUE) (Dollars in Millions) BACKLOG (Dollars in Millions) 301 Units $171K ASP 478 Units $207K ASP 402 Units $204K ASP 231 Units $205K ASP 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 31.991 45.185 53.011 32.745 166 Units $193K ASP 193 Units $234K ASP 238 Units $223K ASP 148 Units $221K ASP 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 53.746 85.644 61.037 59.816 DELIVERIES (Dollars in Millions) 343 Units $157K ASP 451 Units $190K ASP 330 Units $185K ASP 276 Units $217K ASP GROSS MARGIN (%) 2004 2005 9 Mo. '05 9 Mo. '06 Levitt and Sons 0.112 0.132 0.135 0.117

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts Sold as raw land or developed lots Customers include Levitt and Sons and independent builders such as Lennar, Pulte and Toll Brothers Commercial tracts Land sold/leased to independent developers Land sold/leased to commercial users Vertical development by Core sold/leased to commercial users

Port St. Lucie: One of the Nation's fastest growing large cities* 2004 - #1 2005 - #3 MASTER PLANNED COMMUNITIES *Reported by U.S. Census Bureau for the periods of July 1, 2004 to July 1, 2005 and July 1, 2003 to July 1, 2004. St. Lucie West Tradition, FL Tradition, SC Acquired September, 2005

Original 4,600-acre Master Planned Community Sold remaining 4 acres in 2Q 2006 Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club 6th Fastest selling Master Planned Community in 2003* Florida *Source: Robert Charles Lesser & Co

Total 8,200-acre Master Planned Community (5,800 saleable acres) 1,700 acres sold to date 4,100 saleable acres remaining 5 miles frontage on Interstate 95 15th fastest selling Master Planned Community in 2005* and Top 3 in Florida Expected to include ~ 18,000 residential units and ~ 8.5 million square feet of commercial space New home of Torrey Pines Institute for Molecular Studies *Source: Robert Charles Lesser & Co.

Village Center Place Making - Town Gathering Spot WestFest Sunday Sounds 120,000 SF Shops, Banks and Restaurants 60 % Retail, incl. 55,000 SF Publix Grocery 30 % Office 10 % Town Hall

Retail Power Center 500,000+ SF 12 Big Box Retail Stores including: Target LA Fitness Bed Bath & Beyond Ulta Salon Cosmetics & Fragrance

Torrey Pines Institute for Molecular Studies Innovative, world-class research firm dedicated to treating major medical conditions to establish Florida headquarters in Tradition Seen by many as the most significant economic development accomplishment in the history of Port St. Lucie, positioning the City as an anchor in what is being dubbed "Florida's Research Coast" in the hub of a new economic development corridor with outstanding opportunities for recruitment TPIMS has agreed to create nearly 190 jobs over time, with the potential to create commercial spin-off opportunities generating even more jobs; already exploring two potential spin-off companies that could locate within Port St. Lucie

Total 5,400-acre Master Planned Community (3,000 saleable acres) 3 miles frontage on Interstate 95 2 miles frontage on Highway 278 Located between Savannah and Hilton Head Entitled for up to 9,500 residential units and 1.5 million square feet of commercial space Focus on retirement and pre-retirement market

Site Map

Book Value Acres Total Per Acre Florida Total Project Acreage* 8,246 Saleable Acres Remaining (est.) 4,067 $114 mil. $28,000 South Carolina Total Project Acreage* 5,390 Saleable Acres Remaining (est.) 2,973 $ 69 mil. $23,000 Sales Value Acres Total Per Acre Backlog - Florida 69 $ 20 mil. $294,000 LAND DIVISION Land Inventory - Investment As of 9/30/2006 *Includes non-saleable acreage

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 0.51 0.467 0.43 0.555 0.52 0.55 0.41 LAND DIVISION MARGIN

NYSE - BXG 31% owned by Levitt Corporation Operator of resort properties under the timeshare model Operates throughout the U.S., primarily "drive to" destinations More than 150,000 resort owners Over 40 resorts Developer of residential and golf communities Over 51,000 homesites sold in 32 States since 1985 BLUEGREEN CORPORATION

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 12 16 20 42.6 46.5 39.6 28 BLUEGREEN CORPORATION NET INCOME (Dollars in Millions) Compound Growth 41% before SOP $38 (30%)

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 196.16 295.46 393.5 678.47 895.673 786.934 1116.596 TOTAL CONSOLIDATED ASSETS (Dollars in Millions) Compound Growth 46% 42%

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 70.03 107.53 125.5 294.79 349.785 340.453 353.332 SHAREHOLDERS' EQUITY (Dollars in Millions) Compound Growth 50% 4%

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 0.568 0.578 0.581 0.476 0.538 0.481 0.631 RATIO OF DEBT TO TOTAL CAPITALIZATION

2001 2002 2003 2004 2005 9 Mo. '05 9 Mo. '06 0.114 0.22 0.2301 0.273 0.17 0.205 0.029 RETURN ON AVERAGE EQUITY (Trailing 12 Months)

Strong legacy and powerful brand Florida is #1 state for homebuilding Experienced management in place for challenging times Expert in Active Adult market Accomplished developer of Master Planned Communities Diversifying land position Significant discount to book value KEY CONSIDERATIONS (NYSE: LEV)

2000 2005 Net Income 7 54.9 2000 2005 Backlog 94.8 557.3 2000 2005 Total Assets 168.9 895.7 2000 2005 Shareholder Equity 62.5 349.8 2000 2005 Total Revenues 106 561.9 CAGR =Compound Annual Growth Rate 40% 41% 43% 40% 51% CAGR CAGR CAGR CAGR CAGR SUMMARY FINANCIAL RESULTS (Dollars in Millions)

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES Active Adult As of September 30, 2006

HOMEBUILDING COMMUNITIES Family As of September 30, 2006

Developing Communities Since 1929 NYSE LEV